EX-32.1

SECTION 906 CERTIFICATION

CERTIFICATION

Pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002:

In connection with the Quarterly Report of Franklin lake Resources Inc. ("Company") on Form 10-QSB for the Fiscal Quarter Ended  April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Father Gregory Ofiesh, as Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of Sec. 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2008                           /s/ Father Gregory Ofiesh
                                                                                                                     Father Gregory Ofiesh
                                                                                                                     President & CEO and Acting
                                                                                                                     Chief Financial Officer